UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2016

THE CLOROX COMPANY
(Exact name of registrant as specified in its charter)
_________________

Delaware	1-07151	31-0595760
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

1221 Broadway, Oakland, California 94612-1888
(Address of principal executive offices) (Zip code)

(510) 271-7000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 13, 2016, the Board of Directors (the “Board”) of The Clorox Company (the “Company”) elected Amy Banse to the Board, effective September 15, 2016. The committees of the Board on which Ms. Banse will serve have not yet been determined. Ms. Banse will be provided with the Company’s standard non-employee director compensation and director indemnification agreement.

A press release announcing the election of Ms. Banse is filed as Exhibit 99.1 and is incorporated in its entirety.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Board amended and restated the Company’s Bylaws, effective September 13, 2016, to grant stockholders the right to call a special meeting of stockholders. In adopting this provision, the Board carefully considered the Company’s stockholder base and input received from investors during extensive stockholder engagement. Prior to the adoption of this provision, a special meeting of the stockholders could only be called pursuant to a resolution approved by a majority of the Board.

Article I, Section 2 of the Bylaws has been amended to permit one or more stockholders who own at least 25% of the Company’s common stock to call a special meeting of stockholders, subject to the terms and conditions set forth in the Bylaws.

Article I, Section 10 and Article I, Section 10A of the Bylaws have been amended, respectively, to make minor updates and clarifications to the requirements for advance notice for annual and special meetings of stockholders, and for proxy access.

In support of the responsibilities and authority of the lead independent director, Article II, Section 4 of the amended and restated Bylaws also adds the right for the lead independent director to call special meetings of the Board.

The amended and restated Bylaws include other minor and conforming updates.

This description of the amendments to the Bylaws is qualified in its entirety by reference to the text of the Bylaws filed as Exhibit 3.2 to this Report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
3.2	Amended and Restated Bylaws of The Clorox Company
99.1	Press Release dated September 15, 2016, of The Clorox Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CLOROX COMPANY

Date: September 15, 2016	By:	/s/ Laura Stein
Executive Vice President – General Counsel
and Corporate Affairs

THE CLOROX COMPANY

FORM 8-K

INDEX TO EXHIBITS

Exhibit	Description
3.2	Amended and Restated Bylaws of The Clorox Company
99.1	Press Release dated September 15, 2016, of The Clorox Company